As filed with the Securities and Exchange Commission on April 30, 2003.

Registration No. 811-4993

File No. 2-10806

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

PRE-EFFECTIVE AMENDMENT NO. __

POST-EFFECTIVE AMENDMENT NO. 87     X

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X

AMENDMENT NO. 28     X

NICHOLAS INCOME FUND, INC.

(Exact Name of Registrant as Specified in Charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)

(414) 272-6133

(Registrant's Telephone Number, including Area Code)

Albert O. Nicholas, President

Nicholas Income Fund, Inc.

700 North Water Street

Milwaukee, Wisconsin 53202

Copy to:

Stephen E. Goodman

Michael Best & Friedrich LLC

401 North Michigan Avenue Suite 1900

Chicago, Illinois 60611

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

   immediately upon filing pursuant to paragraph (b)

  X    on April 30, 2003 pursuant to paragraph (b)

         60 days after filing pursuant to paragraph (a)(1)

         on pursuant to paragraph (a)(1)

         75 days after filing pursuant to paragraph (a)(2)

         on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, $0.01 par value per share

Pursuant to Rule 24f-2, the Registrant hereby registers an indefinite amount of securities. On March 19, 2003, Registrant filed the necessary Rule 24f-2 Notice and filing fee with the Commission for its fiscal year ended December 31, 2002.

Nicholas Income Fund, Inc.

Form N-1A

PART A: PROSPECTUS

NICHOLAS INCOME FUND, INC.

Prospectus

April 30, 2003

Nicholas Income Fund, Inc. is a no-load, diversified fund.

The Fund’s primary investment objective is to seek high current income,

by investing primarily in high yield bonds.

Capital appreciation is a secondary objective that is sought only when consistent with the Fund's primary investment objective.

This Prospectus gives vital information about the Fund.

For your benefit and protection, please read it before you invest,

and keep it on hand for future reference.

Investment Adviser

NICHOLAS COMPANY, INC.

Minimum Initial Investment - $500

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund’s shares or

determined whether this prospectus is truthful or complete.

Anyone who tells you otherwise is committing a crime.

700 North Water Street - Suite 1010 - Milwaukee, Wisconsin 53202 - 414-272-6133 - 800-227-5987

You should rely only on the information contained in this document, or incorporated by reference. The Fund has not authorized anyone to provide you with information that is different.

This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Fund have possibly occurred between the date of the Prospectus and the time you receive it.

OVERVIEW

Investment Objectives

The Fund seeks high current income by investing primarily in high yield corporate bonds (also known as "non-investment grade bonds" or "junk bonds"). Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

Principal Investment Strategies

To pursue the Fund’s investment objective, it primarily invests in a diversified portfolio of fixed income securities, including high yield corporate bonds, debentures and preferred stocks, securities convertible into common stocks, and common stocks. The Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in income-related securities (i.e., bonds) and equity-related securities (i.e., stocks). The Fund may invest up to 50% of its total net assets taken at market in securities of electric companies. The Fund must follow specific guidelines in assessing the percentage of total net assets which are to be so invested. The percentage of the Fund’s total net assets which must be invested in securities of electric companies will fall within one of the following ranges: (1) 0% to 24.99%; or (2) 25% to 50%. The exact percentage investment within those ranges is up to the discretion of the Fund’s adviser. The guidelines governing the determination of which percentage range is applicable at various times are discussed in detail herein. With the exception of this electric utility concentration policy, the Fund’s assets are diversified as to company and industry.

The Fund’s fixed income investments may include rated and unrated securities. The Fund may only invest in securities rated B or higher by Standard & Poor’s Corporation ("S&P") or Moody’s Investor Service, Inc. ("Moody’s") at the time of purchase (or unrated securities deemed to be of comparable credit quality by the Adviser at the time of purchase). The Fund is not subject to any limitations as to the percentage of its assets which must be invested in securities within those rating categories specified as B or higher. The Fund invests in both short-term and long-term debt, and is not limited as to the maturities of the corporate debt securities in which it invests.

In selecting investments, the Adviser performs its own in-depth credit analysis on the credit quality of issuers. In this evaluation, the Adviser will consider, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. The Adviser also evaluates the long-term outlook for interest rate movement in selecting investments. By doing so, the Adviser attempts to mitigate potential interest rate and credit risk volatility by selecting investments which it believes offer reasonable prospects for preservation of capital values.

For further information on the Fund’s principal investment strategies and how the Fund invests, see " Investment Objectives, Principal Investment Strategies and Risks."

Principal Risks of Investing

As with any mutual fund, the Fund cannot guarantee that it will meet its goals or that its performance will be positive over any period of time. The Fund’s investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund’s investments go down, you may lose money.

The principal risks of investing in the Fund are:

Credit Risk - Credit risk refers to an issuer’s ability to make timely payments of interest or principal. Because the Fund primarily invests in non-investment grade debt securities (securities with lower credit qualities), the Fund is subject to a higher level of credit risk than a fund that only invests in investment grade securities. Recognized rating agencies consider the credit quality of non-investment grade securities to be speculative with respect to the issuer’s continuing ability to pay interest or principal. Lower grade securities may have less liquidity, a higher incidence of default and the Fund may incur higher expenditures to protect the Fund’s interest in such securities than investments in higher grade securities. Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in issuer profits, or adverse economic conditions, such as a recession, than issuers of higher grade securities.

Interest Rate Risk - Interest rate risk refers to the risk that the prices of the Fund’s investments, particularly the debt securities in which the Fund primarily invests, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that invests primarily in short-term debt securities.

High Yield Bond Market Risk - The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market’s volatility.

Call Risk - If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or "call" their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Selection Risk - The Fund also is subject to selection risk, which is the risk that the investments the Fund’s adviser selects will underperform markets or other mutual funds with similar investment objectives and strategies.

Liquidity Risk - The Fund may invest in restricted or illiquid securities. Difficulty in selling a security may result in a loss to the Fund or additional costs. In addition, because the market for lower rated debt securities may be thinner and less active than for higher rated securities, there may be market price volatility for the Fund’s lower rated debt securities and limited liquidity in the resale market.

Stock Market Risk - To the extent the Fund’s investments include stocks of publicly traded entities, there is a possibility that the value of the Fund’s investments will decrease because of general declines in the stock market or due to specific factors which may adversely affect the value of a specific investment.

Investment Concentration in Electric Utility Industry - As discussed in detail herein, there are industry related risks associated with the Fund’s potential investment concentration in the electric utility industry. In addition, there are risks related to the Fund’s adherence to specific restrictions and procedures it must follow in determining the level of the Fund’s investment concentration in the electric utility industry.

Since there are risks inherent in all investments in securities, there is no assurance that the Fund’s objectives will be achieved.

For further information on the Fund’s principal investment strategies and the risks of investing in the Fund, see "Investment Objectives, Principal Investment Strategies and Risks."

Performance

The bar chart and table shown below indicate the risks of investing in the Fund. They show the variability of the Fund’s total return over time and how the Fund’s historical performance compares with a broad measure of market performance.

This bar chart shows the Fund’s calendar year total returns for the last ten years.

BAR CHART PLOT POINTS

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
12.95%	(0.17%)	16.16%	12.37%	13.13%	0.47%	(0.07)%	(12.13)%	8.76%	(10.13)%

For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 6.23% (for the quarter ended December 31, 2001) and the lowest quarterly return was (10.61)% (for the quarter ended September 30, 2002).

This next table shows how the Fund’s average annual total returns for the one, five and ten year periods ending on December 31, 2002 (the Fund’s most recently completed calendar year), compared to the returns of the Lehman Brothers U.S. Corporate Intermediate High Yield Bond Index, which is a broad-based bond market index (including issuers of non-investment grade, U.S. dollar denominated corporate debt with maturities ranging from one to ten years). The table also shows the Fund’s average annual total returns after taxes on distributions and the redemption of all of your Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One	Five	Ten
	Year	Year	Year
Nicholas Income Fund, Inc.
Return Before Taxes	(10.13)%	(2.92)%	3.68%
Return After Taxes on Distributions	(13.32)%	(6.63)%	0.01%
Return After Taxes on Distributions and Sale of Fund Shares	(6.14)%	(3.88)%	1.27%
Lehman Brothers U.S. Corporate Intermediate High Yield Bond Index (1)	(1.36)%	(0.05)%	5.49%

 __________

(1) The average annual total returns on the index do not reflect deductions for taxes.

The Fund’s 30-day annualized yield at December 31, 2002 was 10.19%. Investors can obtain the Fund’s current yield by calling 1-800-227-5987 (toll-free).

Of course, the Fund’s past performance (before and after taxes) is no guarantee of its future returns.

FEES AND EXPENSES OF THE FUND

Fund investors pay various fees and expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None (1)
Exchange Fee	None

Annual Fund Operating Expenses (2)

(expenses that are deducted from Fund assets)

Management Fees	0.43%
Distribution [and/or Service] (12b-1) Fees	None
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.58%

 __________

(1) The Fund’s transfer agent charges $15.00 for each wire redemption.

(2) Annual Fund Operating Expenses are based on expenses incurred for the year ended December 31, 2002.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	One	Three	Five	Ten
	Year	Year	Year	Year
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	$59	$186	$324	$726

 __________

For a further description of the fees paid to the Fund’s adviser, Nicholas Company, Inc., see "The Fund’s Investment Adviser."

Portfolio Management

Mr. Albert O. Nicholas and Mr. David O. Nicholas are Co-Portfolio Managers of the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Albert O. Nicholas is President and a Director of the Fund. Mr. Albert O. Nicholas has been a Director of the Adviser since 1967, served as President of the Adviser from 1967 to 1998, and currently serves as Chief Executive Officer of the Adviser. Mr. David O. Nicholas is President and Chief Investment Officer of the Adviser, and has been employed by the Adviser since 1986. For a further discussion of Messrs. Albert O. and David O. Nicholas’ experience, see "The Fund’s Investment Adviser."

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

This section provides a more detailed description of the Fund’s investment objectives, its principal investment strategies and related risks. The following questions and answers are designed to help you better understand the Fund’s principal investment strategies and the principal risks of investing in the Fund.

What is the Fund’s primary investment objective?

The investment objective of Nicholas Income Fund, Inc. is to obtain high current income. In addition, capital appreciation is a secondary goal that is sought only when consistent with the Fund’s primary investment objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund’s portfolio or from a general lowering of interest rates, or a combination of both.

How does the Fund pursue its primary investment objective?

The Fund strives to meet its primary investment objective by investing primarily in a diversified portfolio of fixed income securities, including high yield corporate bonds, debentures and preferred stocks, securities convertible into common stocks, and common stocks. The Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in income-related securities (i.e., bonds) and equity-related securities (i.e., stocks).

The Fund may invest up to 50% of its total net assets taken at market in securities of electric companies (subject to specific investment limitations, as described below). With the exception of this electric utility concentration policy, the Fund assets are diversified as to company and industry.

In selecting its investments, the Adviser performs its own in-depth credit analysis on the credit quality of issuers. In this evaluation, the Adviser will consider, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. The Adviser also evaluates the long-term outlook for interest rate movement. By doing so, the Adviser attempts to mitigate potential interest rate and credit risk volatility by selecting investments which it believes also offer reasonable prospects for preservation of capital values.

What is the credit quality of the Fund’s fixed income investments?

The Fund’s fixed income investments may include rated and unrated securities. The Fund may only invest in securities rated B or higher at the time of purchase (or unrated securities deemed to be of comparable credit quality by the Adviser at the time of purchase). The Fund is not subject to any limitations as to the percentage of its assets which must be invested in securities within those rating categories specified as B or higher.

The table below is designed to help you understand credit ratings and detail the Fund’s credit quality as of December 31, 2002.

Understanding Credit Quality Ratings

Rating agencies such as Standard & Poor’s Corporation ("S&P") and Moody’s Investor Service, Inc. ("Moody’s") evaluate securities on the basis of the issuer’s ability to meet all required principal and interest payments. Bonds with ratings above the line in the chart below are considered "investment grade," while those with ratings below the line are regarded as "non-investment grade" or "junk bonds."

S&P	Moody’s	Meaning
AAA	Aaa	Highest Quality
AA	Aa	High Quality
A	A	Above-average Quality
BBB	Baa	Average Quality
BB	Ba	Average Quality
B	B	Below-average Quality
CCC	Caa	Poor Quality
CC	Ca	Highly Speculative
C	C	Lowest Quality
D	-	In Default

A detailed explanation of these ratings can be found in the appendix to this prospectus.

At December 31, 2002, 91.0% of the Fund’s total net assets were invested in rated and unrated corporate debt securities. The following table shows the credit quality allocation (including the Adviser’s assessment of the credit quality of unrated securities held in the Fund’s portfolio) of the portion of the Fund’s assets invested in such securities at December 31, 2002.

Credit Rating Category S&P/Moody’s	Percentage of Total Net Assets
AAA/aaa	0%
AA/Aa	0%
A/A	0%
BBB/Baa	11.6%
BB/Ba	28.0%
B/B	44.2%
CCC/Caa	7.2%
CC/Ca	0%
CC/Ca	0%
C/C	0%
D/-	0%
91.0%

Rated Securities

For rated securities, the Fund only may invest in securities rated B or higher by S&P or Moody’s at the time of purchase; however, subsequent to the purchase, the rating of the securities so purchased may fall below B. In addition to relying, in part, on the ratings assigned to the debt securities, the Fund also will rely on the Adviser’s judgment, analysis and experience in evaluating the credit worthiness of the issuer. Accordingly, the achievement of the Fund’s investment objectives may be more dependent on the Adviser’s own credit analysis than would be the case if the Fund invested primarily in higher quality debt securities.

Unrated Securities

The Fund will invest in unrated securities only when the Adviser believes the financial condition of the issuers of such securities and/or protection afforded by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest.

Does the Fund have a policy limiting the maturity of investments?

The Fund does not have a policy limiting the maturity of its investments. The Fund invests in both short-term and long-term debt and equity securities. Debt securities with longer maturities generally tend to produce higher yields but are subject to greater interest rate risk than debt securities with shorter maturities. Most preferred stocks have no stated maturity or redemption date. The weighted average maturity, which is likely to vary from time to time, of the corporate bonds owned by the Fund on December 31, 2002 was 5.80 years.

May the Fund concentrate its investments in the Electric Utility Industry?

The Fund may invest up to 50% of its total net assets in securities of electric companies. The percentage of the Fund’s total net assets which must be invested in securities of electric companies must fall within one of the following ranges: (1) 0% to 24.99%; or (2) 25% to 50%. The exact percentage investment within those ranges is up to the discretion of the Adviser. The Adviser is required to determine which percentage range is applicable by comparing the difference in the yield to maturity ("YTM") of two different bond indices. These indices are the Lehman Brothers Intermediate Utility Bond Index ("Lehman Utility Bond Index") and the Lehman Brothers Intermediate Baa Corporate Bond Index ("Lehman Corporate Bond Index"). To determine the applicable percentage range, the Adviser must follow the guidelines set forth below in comparing the bond indices:

Percentage of the Fund’s Total Net Assets Which Must Be Invested In Securities of Electric Companies	Lehman Brothers Indices[1] Yield to Maturity ("YTM") Comparison

At least 25% and up to 50%	If the YTM of the Lehman Utility Bond Index is at least five basis points or more over the YTM of the Lehman Corporate Bond Index at the end of each month for three consecutive months.

From 0% to 24.99%	If the YTM of the Lehman Utility Bond Index is less than five basis points over the YTM of the Lehman Corporate Bond Index at the end of each month for three consecutive months.

"Yield to Maturity" is the annual return on a bond, assuming the bond is held until its maturity date. The calculation takes into consideration the purchase price, redemption value, time to maturity, coupon yield and time between interest payments.

A "Basis Point" is one-one hundredth of one percentage point, or 0.01%.

(1) Both the Lehman Corporate Bond Index and the Lehman Utility Bond Index consist of debt securities which are non-convertible publicly traded corporate issues with fixed rates and maturities ranging from one up to ten years. Securities in the Lehman Corporate Bond Index must have at least a Baa rating by Moody’s (or the equivalent from S&P or Fitch, Inc.). The Lehman Utility Bond Index is comprised of investment grade utility securities rated by the aforementioned rating services. The Fund has chosen to use these Lehman Brothers indices as an indication of the general trend of yields for securities of electric companies, and for securities of non-electric companies, even though the Fund may invest in lower grade securities and may invest in short- and long-term securities.

The Fund must meet the above-noted percentage of asset requirements at specified times. The Fund continually monitors the spreads (differences in the yields to maturity) on the above-noted indices. If the YTM of the Lehman Utility Bond Index is at least five basis points or more over the YTM of the Lehman Corporate Bond Index at the end of each month for three consecutive months, the Fund must purchase or sell securities to ensure that by the end of the fourth consecutive month (the "Phase-In Period"), the percentage of the Fund’s total net assets invested in securities of electric companies is at least 25% and may be up to 50% at the discretion of the Adviser. An example of the three-month YTM comparison which would trigger a Phase-In Period is as follows:

	Month-End YTM of Lehman Utility Bond Index	Month-End YTM of Lehman Corporate Bond Index	Spread (Difference in YTM)

January	6.58%	6.51%	.07
February	6.52%	6.39%	.13
March	7.00%	6.92%	.08

If the YTM of the Lehman Utility Bond Index is less than five basis points over the YTM of the Lehman Corporate Bond Index at the end of each month for three consecutive months, the Fund must purchase or sell securities to ensure that by the end of the fourth consecutive month (the "Phase-Out Period"), the percentage of the Fund’s total net assets invested in securities of electric companies is less than 25% and may be as low as 0% at the discretion of the Adviser. An example of the three-month YTM comparison which would trigger a Phase-Out Period is as follows:

	Month-End YTM of Lehman Utility Bond Index	Month-End YTM of Lehman Corporate Bond Index	Spread (Difference in YTM)

January	6.21%	6.19%	.02
February	6.27%	6.40%	(.13)
March	6.75%	7.10%	(.35)

Over the past three fiscal years, there has been no Phase-In or Phase-Out period. At December 31, 2002, 2001 and 2000, the Fund had none of its total net assets invested in securities of electric companies.

Does the Fund invest in securities other than fixed income and equity securities?

The Fund expects that a major portion of its portfolio will be invested in fixed income and equity securities in the manner previously described. However, the Fund also may invest in the securities of real estate investment trusts ("REITs") and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (subject to the restriction that at the time of investment, the Fund may not invest more than 10% in value of the Fund’s total assets in REITS and not more than 25% in value of the Fund's total assets in the real estate industry in the aggregate). In addition, the Fund also may invest in illiquid securities (up to 15% of the Fund’s total assets), securities of other investment companies (up to 10% of the Fund’s total assets at the time of investment, and provided no sales charge or commission is incurred) and warrants (up to 5% of the value of the Fund’s total assets). Warrants not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange may not exceed 2% of the Fund’s total assets.

Although the Fund’s primary investment objective is to obtain high current income, for liquidity or flexibility, the Fund also may invest in cash, cash equivalents and repurchase agreements. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses.

Certain circumstances also may arise in which the Fund takes a temporary defensive position. In the case of a temporary defensive position, which could arise from adverse market, economic, political or other conditions, the Fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities. During any period in which the Fund maintains such a temporary defensive position, it may not achieve its investment objective.

All percentage limitations apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund.

What are the principal risks of investing in Nicholas Income Fund?

Credit Risk. Credit risk refers to an issuer’s ability to make timely payments of interest or principal. Recognized rating agencies consider non-investment grade securities (securities with lower credit qualities) to be speculative with respect to the issuer’s continuing ability to pay interest or principal. Because the Fund primarily invests in non-investment grade debt securities, the Fund is subject to a higher level of credit risk than a fund that only invests in investment grade securities. Lower grade securities may have less liquidity, a higher incidence of default and the Fund may incur higher expenditures to protect the Fund’s interest in such securities than investments in higher grade securities. Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than issuers of higher grade securities. In addition, the achievement of the Fund’s investment goals may be more dependent on the Adviser’s own credit analysis than would be the case if the Fund invested primarily in higher quality debt securities.

While the risk of investing in lower rated securities with speculative characteristics is greater than the risk of investing in higher rated securities, the Fund attempts to minimize this risk through diversification of its investments and by analysis of each issuer and its ability to make timely payments of interest and principal.

Interest Rate Risk. Interest rate risk refers to the risk that the prices of the Fund’s investments, particularly the debt securities in which the Fund primarily invests, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected by changes in interest rates to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that primarily invests in short-term debt securities. In addition, the income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates decline, your income from the Fund may decline as well.

Investments in Unrated Debt Securities. Unrated securities will be considered for investment by the Fund, but only when the Adviser believes the financial condition of the issuer of such securities and/or protection afforded by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as liquid and thus they may carry greater market risk and a higher yield than rated securities. These factors have the effect of limiting the availability for purchase by the Fund and also may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets.

High Yield Bond Market Risk. The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market’s volatility.

Call Risk. If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or "call" their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Selection Risk. The Fund also is subject to selection risk, which is the risk that the investments the Fund’s adviser selects will underperform the markets or other mutual funds with similar investment objectives and strategies.

Liquidity Risk. From time to time, the Fund may purchase a portion of bonds, debentures or other debt securities in private placements. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. Difficulty in selling these securities may result in a loss to the Fund or additional costs, which could adversely impact the Fund's net asset value. However, the Fund is subject to an operating policy adopted by the Fund’s Board that the Fund will not invest more than 15% of its total assets in illiquid securities. While this policy is subject to change by the Fund’s Board without a shareholder vote, as matter of practice, the Fund will not change such policy without prior notice to its shareholders. In addition, because the market for lower rated debt securities may be thinner and less active than for higher rated securities, there may be market price volatility for the Fund’s lower rated debt securities and limited liquidity in the resale market.

Stock Market Risk. To the extent the Fund’s investments include stocks of publicly traded entities, there is a possibility that the value of the Fund’s investments will decrease because of general declines in the stock market or due to specific factors which may adversely affect the value of a specific investment.

Investment Concentration in Electric Utility Industry. The Fund may invest up to 50% of its total assets in securities of electric companies, subject to certain limitations as previously described above. The electric utility industry is an industry characterized by geographic diversification and supervision and regulation by state and federal agencies. The industry is subject to the following potential problems: increased cost of fuel supplies, escalating costs in connection with completing nuclear generating facilities due to revised construction plans and delays in obtaining operating licenses, the necessity of installing costly pollution control equipment and having electricity rates controlled by state and federal regulatory agencies. Rate increases often lag behind cost increases to electric utilities.

As previously described in detail in this section of this Prospectus, the Fund is subject to specific restrictions and procedures it must follow in determining the level of the Fund’s concentration of investments in the electric utility industry. These procedures involve a continual assessment of the yield to maturity of the Lehman Utility Bond Index and the Lehman Corporate Bond Index. The risks related to the Fund’s adherence to the foregoing restrictions are as follows:

* No assurance that the changes in the Fund’s investment concentration mandated by such restrictions will improve the performance of the Fund, nor can there be any assurances that the Fund’s performance will equal or surpass the performance indicated by the indices.

* The Adviser may be required to purchase or sell securities of electric companies or securities of non-electric companies in order to meet the noted percentage restrictions at the specified times, and thus the Fund’s transaction costs may increase.

* The portfolio changes as a result of the investment policy may generate realized capital gains which would be distributed to the shareholders, and may require capital gain taxes to be paid by the shareholders.

 Risks Related to Certain Other Portfolio Investments and Strategies. The Fund may use other investment strategies. These strategies and the associated non-principal risks are described in further detail in the Fund’s Statement of Additional Information, which is incorporated by reference herein.

The Fund may use many different investment strategies in seeking its investment objectives, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund’s investments are explained in detail in the Fund’s Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy, see the back cover page of this Prospectus.

As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you will not lose money on your investment. There is no guarantee that the Fund’s performance will be positive over any period of time. In view of the risks inherent in all investments in securities, there is no assurance that the Fund’s objectives will be achieved.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years ended December 31, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund’s financial statements and related notes, are included in the Fund’s Annual Report, which is incorporated by reference into the Statement of Additional Information and which may be obtained without charge by calling or writing the Fund.

	Year Ended December 31,
	2002	2001	2000	1999	1998
NET ASSET VALUE, BEGINNING OF YEAR	$2.36	$2.40	$3.06	$3.39	$3.69
INCOME FROM INVESTMENT OPERATIONS

Net investment income
	.19	.24	.31	.33	.32
Net gain (loss) on securities (realized and unrealized)
	(.42)	(.04)	(.66)	(.33)	(.30)
Total from investment operations
	(.23)	.20	(.35)	--	.02
LESS DISTRIBUTIONS

From net investment income
	(.20)	(.24)	(.31)	(.33)	(.32)
NET ASSET VALUE, END OF YEAR	$1.93	$2.36	$2.40	$3.06	$3.39

TOTAL RETURN	(10.13)%	8.76%	(12.13)%	(0.07)%	0.47%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$101.4	$118.7	$125.5	$202.8	$239.4
Ratio of expenses to average net assets	.58%	.61%	.57%	.50%	.48%
Ratio of net investment income to average net assets	8.77%	9.56%	10.43%	9.81%	8.69%
Portfolio turnover rate	57.19%	69.84%	18.57%	47.2%	49.3%

Please consider the performance information above in light of the Fund’s investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your Fund shares may go up and down.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The primary objective of the Fund is to seek high current income by investing primarily in high yield bonds. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective. Therefore, the Adviser designs the Fund’s portfolio for stability, trying to protect against both interest rate risk and credit risk. The Fund’s bond portfolio is primarily comprised of domestic issues and the Fund does not invest in any bonds rated below B at the time of purchase.

Conditions in the high-yield bond market deteriorated throughout 2002. Economic uncertainty, corporate malfeasance and declines in the equity markets undermined confidence in the high-yield lower-quality bond market.

In 2002, the Fund had a total return of (10.13)%. For the year ended December 31, 2002, the return of the Fund’s benchmark, the Lehman Brothers U.S. Corporate Intermediate High Yield Bond index was (1.36)%. The Fund’s performance was negatively impacted by the communication services sector, particularly its holdings in Conseco, Inc. and Adelphia Communications Corporation, and the poor performance of Key3Media Group, Inc. during the period.

At December 31, 2002 and 2001, 91.0% and 95.4% of the Fund’s total net assets were invested in rated and unrated corporate debt securities, respectively. The Fund’s investments in equity securities decreased to 1.0% of the Fund’s total net assets at December 31, 2002 compared to 1.2% at December 31, 2001. Of the Fund’s total net assets at December 31, 2002, 11.6% were invested in corporate debt securities rated BBB by Standard & Poor’s (compared to none at December 31, 2001); 28.0% rated BB (compared to 33.1% at December 31, 2001); 44.2% rated B (compared to 58.3% at December 31, 2001); 7.2% rated CCC (compared to 2.7% at December 31, 2001); and none unrated (compared to 1.3% unrated but believed to be equivalent to a B rating at December 31, 2001) .

The Adviser attempts to reduce the Fund’s price per share volatility by holding fixed income securities with intermediate maturities (i.e., 5 to 10 years). At December 31, 2002, the dollar-weighted maturity of the Fund’s bond portfolio was 5.80 years. At December 31, 2002, the Fund’s 30-day annualized yield was 10.19%.

The line graph which follows compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, to the same investment over the same periods in the Lehman Brothers U.S. Corporate Intermediate High Yield Bond Index. The graph assumes a $10,000 investment in the Fund and the index at the beginning of the first fiscal year.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

NICHOLAS INCOME FUND, INC. AND

LEHMAN BROTHERS U.S. CORPORATE INTERMEDIATE HIGH YIELD BOND INDEX

	Nicholas Income Fund, Inc.	% Total Return	Lehman Brothers Index	% Total Return
12/31/1992	10,000		10,000
12/31/1993	11,296	12.96%	11,622	16.22%
12/31/1994	11,276	(0.17)%	11,605	(0.15)%
12/31/1995	13,099	16.16%	13,615	17.32%
12/31/1996	14,719	12.37%	15,274	12.19%
12/31/1997	16,651	13.13%	17,109	12.01%
12/31/1998	16,730	0.47%	17,364	1.49%
12/31/1999	16,718	(0.07)%	17,822	2.64%
12/31/2000	14,690	(12.13)%	16,671	(6.46)%
12/31/2001	15,977	8.76%	17,301	3.78%
12/31/2002	14,359	(10.13)%	17,066	(1.36)%

The Fund’s average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended December 31, 2002	Five Years Ended December 31, 2002	Ten Years Ended December 31, 2002

Average Annual Total Return	(10.13)%	(2.92)%	3.68%

Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE FUND’S INVESTMENT ADVISER

Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund’s investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund’s business affairs, subject to supervision by the Fund’s Board of Directors.

The Adviser is the investment adviser to six other mutual funds and to approximately 20 institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. As of December 31, 2002, the Adviser had approximately $3 billion in assets under management.

The annual fee paid to the Adviser is paid monthly and is based on the average net assets of the Fund as determined by the valuations made at the close of each business day of the month.

The following table illustrates the calculation of the Adviser’s annual fee:

Net Asset Value of the Fund	Annual Fee Calculation (Based on the Average Net Asset Value of the Fund)
Up to and including $50,000,000	0.50 of 1%
Over $50,000,000 and including $100,000,000	0.40 of 1%
In excess of $100,000,000	0.30 of 1%

For the fiscal year ended December 31, 2002, the aggregate fee paid to the Adviser was 0.43% of the Fund’s average net assets. The Adviser has agreed to reduce the annual fee by any operating expenses (other than the management fee) incurred by the Fund in excess of 0.50 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund for all expenses incurred in excess of this amount.

Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. David O. Nicholas is President, Chief Investment Officer and a Director of the Adviser, and a Senior Vice President of the Fund. They are both Chartered Financial Analysts.

Albert O. Nicholas was the Portfolio Manager of the Fund from the time Nicholas Company, Inc. became the Adviser to the Fund in 1977 through April 2001. Since April 2001, Albert O. Nicholas and David O. Nicholas have been Co-Portfolio Managers of the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio. Albert O. Nicholas has also been Co-Portfolio Manager of Nicholas Fund, Inc. since November 1996 and Nicholas Equity Income Fund, Inc, since July 2001. David O. Nicholas has been Portfolio Manager for, and primarily responsible for the day-to-day management of, the portfolios of Nicholas II, Inc. and Nicholas Limited Edition, Inc. since March 1993 and also Co-Portfolio Manager of Nicholas Fund, Inc. and Nicholas Income Fund, Inc. since November 1996 and July 2001, respectively.

PRICING OF FUND SHARES

The Fund’s price per share is the net asset value ("NAV") of the Fund. The NAV of the Fund is determined by dividing the total value in U.S. dollars of the Fund’s total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m., New York time) on each day the NYSE is open. Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the U.S.A. For a list of holidays observed by the NYSE, please contact the Fund or see the Fund’s Statement of Additional Information.

Shareholder purchase, redemption and exchange orders are processed using the NAV next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). In order to receive a day’s price, your request must be received in proper order by the close of regular trading on the NYSE. If you request to purchase, redeem or exchange your shares after the NYSE has closed or on a day the NYSE is closed, the NAV will be determined as of the close of the next day the NYSE is open for trading.

PURCHASE OF FUND SHARES

Minimum Investments

Regular Accounts and IRAs – Minimum Investment $500

To Add to An Account - $100

Minimum Balance $500

Automatic Investment Plan $50

By Mail To purchase Fund shares by regular mail, send an application and your check in the amount of your investment made out to Nicholas Income Fund, Inc., to:

Nicholas Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 2944

Milwaukee, Wisconsin 53201-2944

By Overnight Delivery To purchase shares by overnight or express mail, please use the following street address:

Nicholas Funds

c/o U.S. Bancorp Fund Services, LLC

Third Floor

615 East Michigan Street

Milwaukee, Wisconsin 53202

You should be aware that deposit in the mail or with other independent delivery services, of purchase applications does not constitute receipt by U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") or the Fund.

By Internet To purchase Fund shares for an existing account, visit the Fund’s website at www.nicholasfunds.com and click on "Account Access" to make investments directly from your bank account. The Fund must have your bank instructions on file to purchase Fund shares this way.

By Telephone To purchase Fund shares for an existing account, call the Fund’s transfer agent, U.S. Bancorp, (414-276-0535 or 800-544-6547) during business hours (8:00 A.M. to 7:00 P.M. Central Time) to make investments directly from your bank account. The Fund must have your bank instructions on file to purchase Fund shares this way. Telephone calls will be recorded.

Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone or internet transactions. The ability to perform internet and telephone transactions will become effective approximately 15 business days after an application including bank instructions or a change of account options request to add or change bank instructions is received.

During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone purchases. If you are unable to perform your transaction via the internet or by telephone, you may purchase Fund shares by delivering the request in person or by mail.

By Wire You also may purchase Fund shares via the Federal Reserve wire system. If a wire purchase is to be an initial purchase, you must call U.S. Bancorp (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire. U.S. Bancorp will provide you with a confirmation number for any wire purchase, which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

Wire To: U.S. Bank N.A.

ABA 042000013

Credit: U.S. Bancorp Fund Services, LLC

Account 112-952-137

Further Credit: Nicholas Income Fund, Inc.

(shareholder account number)

(shareholder registration)

The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

The Fund also has available an Automatic Investment Plan for shareholders. You should contact the Fund for additional information.

Purchase of shares will be made in full and fractional shares computed to three decimal places.

Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

Your application to purchase Fund shares must be in proper order to be accepted, may only be accepted by the Fund or an Authorized Agent of the Fund and is not binding until accepted. Once your purchase order has been accepted, you may not cancel or revoke it. All purchases must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. Cashiers checks, two-party checks and money orders will not be accepted. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds or your ACH transfer does not clear. The Fund will not accept purchase orders under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

Certificates The Fund will not issue certificates representing Fund shares unless the shareholder specifically requests certificates in writing. Signature guarantees may be required. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. The Fund will not issue certificates for fractional shares even if requested. Where certificates are not requested, the Fund’s transfer agent will credit the shareholder’s account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

REDEMPTION OF FUND SHARES

You may redeem all or part of your Fund shares by any of the following methods. All redemptions will be processed immediately upon receipt and written confirmations will be issued for redemptions of Fund shares. Once your redemption order has been accepted, you may not cancel or revoke it.

The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time payment will be made.

You may instruct U.S. Bancorp to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. Proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. The transfer agent charges a $15 wire redemption fee. In addition, proceeds also may be electronically transferred through the ACH to a pre-authorized account at no cost. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions or authorizing electronic transfers.

By Mail Written redemption requests must include the name of the Fund, the account number(s), the amount of money or number of shares being redeemed, the name(s) on the account(s) and the signature(s) of each registered account holder. If an account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act) or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign. Send your redemption request by regular mail to:

Nicholas Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 2944

Milwaukee, Wisconsin 53201-2944

If you have certificates for your shares, you must send the certificate(s) for the full shares to the above address. The certificate(s) must be properly endorsed or accompanied by an instrument of transfer, in either case with signatures guaranteed by an eligible "guarantor institution," which is a bank, savings and loan association, credit union, or member firm of a national securities exchange. A notary public is not an acceptable guarantor.

By Overnight Delivery To redeem shares by overnight or express mail, please use the following street address:

Nicholas Funds

c/o U.S. Bancorp Fund Services, LLC

Third Floor

615 East Michigan Avenue

Milwaukee, Wisconsin 53202

By Internet To redeem Fund shares via the internet, visit the Fund’s website at www.nicholasfunds.com and click on "Account Access." You can redeem you shares by internet unless you decline this option in writing.

By Telephone You can redeem your shares by telephone unless you decline this option in writing. Telephone redemptions can only be made by calling U.S. Bancorp (800-544-6547 or 414-276-0535). In addition to account registration information, you will be required to provide the account number and social security number. Telephone calls will be recorded.

During periods of substantial economic or market changes, you may have difficulty making internet or telephone redemptions. If you are unable to perform your transaction via the internet or by telephone, you may redeem your shares by delivering the redemption request in person or by mail. The maximum telephone or internet redemption is $100,000 per account/per business day.

The Fund reserves the right to refuse a redemption if it believes it is advisable to do so. Procedures for redeeming Fund shares by internet or telephone may be modified or terminated at any time by the Fund or its transfer agent. Neither the Fund nor its transfer agent will be liable for following instructions communicated by the internet or by telephone which they reasonably believe to be genuine. The Fund and its transfer agent will employ reasonable procedures to confirm that instructions received are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

You may not fax your redemption request. The Fund will return and not process redemption requests that contain restrictions as to the time or date redemptions are to be effected.

The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

If you have an individual retirement account ("IRA") or other retirement plan, you must indicate on your written redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the redemption will be subject to withholding. Please consult your current IRA Disclosure Statement for any applicable fees.

If you are uncertain about what documents or instructions are necessary in order to redeem shares, please write or call U.S. Bancorp (414-276-0535 or 800-544-6547) prior to submitting a redemption request. A redemption request will not become effective until all documents are received in proper order.

Tax Effect of Redemption For federal income tax purposes, a redemption generally is treated as a sale of the shares being redeemed. You may recognize a capital gain or loss equal to the difference between the redemption price and your cost basis for the shares being redeemed. See "Dividends, Distributions and Federal Tax Status" for further information.

Signature Guarantees A signature guarantee of each owner is required in the following situations:

* if you change or transfer the registration of your account

* if you opted out of telephone or internet transaction privileges and would like to re-establish these on your account

* upon redemption of shares when certificates have been issued for your account when you want the redemption proceeds sent to a different address than is registered on the account

* if the redemption proceeds are to be made payable to someone other than the account owner(s)

any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund

* if a change of address request has been received by the Fund or its transfer agent within 15 days of a redemption request

In addition, you must have your signature guaranteed if you request redemption of $100,000 or more from your account. Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor.

USE OF PROCESSING INTERMEDIARY TO PURCHASE AND REDEEM FUND SHARES

You can purchase and redeem shares of the Fund through certain broker-dealers, financial institutions and other service providers ("Processing Intermediaries"). Certain Processing Intermediaries are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. If you purchase Fund shares this way, the Processing Intermediary rather than you, may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus before you invest in the Fund this way.

Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

The Fund also may enter into an arrangement with some Processing Intermediaries which authorizes them to process purchase and redemption orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase or redemption order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be purchased or redeemed. If you place a purchase order through an Authorized Agent, you will pay the Fund’s NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charges imposed by the Authorized Agent. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge. If you hold Fund shares through a Processing Intermediary, you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise, if you originally invested directly with the Fund, you can redeem Fund shares through the Fund without a redemption charge.

EXCHANGE BETWEEN FUNDS

You may exchange Fund shares for shares of other mutual funds for which Nicholas Company, Inc. serves as the investment adviser. Nicholas Company, Inc. also is the adviser to the following funds, which have investment objectives and net assets as noted below:
Fund	Investment Objective	Net Assets at December 31, 2002
Nicholas Fund, Inc.	Long-term growth	$2,139,474,548
Nicholas II, Inc.	Long-term growth	416,657,217
Nicholas Limited Edition, Inc.(1)	Long-term growth	107,513,883
Nicholas Equity Income Fund, Inc.	Reasonable income; Moderate long-term growth as a secondary consideration	15,937,236
Nicholas Money Market Fund, Inc.	High level of current income as is consistent with preserving capital and liquidity	132,099,110
Nicholas Liberty Fund(2)	Long-term growth	3,199,644

(1) You should be aware that Nicholas Limited Edition, Inc. is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). The exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

(2) Please be aware that Nicholas Liberty Fund is not registered for sale in all states.

If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. Minimum investment requirements must be met. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of Nicholas Money Market Fund, Inc. shares will be delayed one business day. In such a case, the exchanged amount would be uninvested for this one-day period.

If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.

An exchange constitutes a sale for federal tax purposes and you may realize a capital gain or loss upon the exchange, depending upon whether the NAV at the time is more or less than your cost basis. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further information.

The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders.

By Mail Mail your exchange request to the Fund by regular mail or by overnight or express mail using the addresses listed under "Redemption of Fund Shares." Signatures required are the same as previously explained under "Redemption of Fund Shares."

By Internet To exchange Fund shares via the internet, visit the Fund’s website at www.nicholasfunds.com and click on "Account Access."

By Telephone You also may exchange by telephone among all Nicholas mutual funds. Telephone exchanges can only be made by calling U.S. Bancorp (414-276-0535 or 800-544-6547). You will be required to provide pertinent information regarding your account. Calls will be recorded.

The Fund reserves the right to refuse an exchange if it believes it is advisable to do so. Procedures for exchanging Fund shares via the internet or by telephone may be modified or terminated at any time by the Fund or its transfer agent. Neither the Fund nor its transfer agent will be responsible for the authenticity of exchange instructions received by the internet or by telephone. The Fund and its transfer agent will employ reasonable procedures to confirm that instructions received by are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent transactions.

 TRANSFER OF FUND SHARES

You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling U.S. Bancorp (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-227-5987) prior to submitting any transfer requests.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. Dividends of the Fund, if any, are paid to shareholders on or about the end of April, July, October and December. In those years in which sales of portfolio securities result in net realized capital gains (after utilization of any available capital loss carryforwards), such gains are distributed to shareholders in December or January.

For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund’s shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund’s net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

Under federal law, some shareholders may be subject to "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan"). You may elect to accept cash on an application to purchase shares, by telephone or by separate written notification. All reinvestments are at the NAV in effect on the dividend or distribution date and are credited to the shareholder's account. U.S. Bancorp will notify you of the number of shares purchased and the price following each reinvestment period.

You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to U.S. Bancorp. The Fund’s transfer agent must receive an election prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

SYSTEMATIC WITHDRAWAL PLAN

If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the "Plan") and receive monthly, quarterly, semiannual or annual checks for any designated amount. U.S. Bancorp reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you. Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Fund’s transfer agent may terminate the Plan upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

TAX DEFERRED ACCOUNTS

If you are eligible, you may set up one or more tax deferred accounts. A contribution to certain of these plans also may be tax deductible. The Fund offers the following tax deferred accounts: traditional, Roth, SEP and SIMPLE IRAs; a Master Retirement Plan for self-employed individuals and partnerships; and Coverdell Savings Accounts fro qualified education expenses for children under 18. A description of applicable service fees and application forms are available upon request from the Fund. These documents also contain a Disclosure Statement, which the IRS requires to be furnished to individuals who are considering adopting these plans. It is important that you obtain up-to-date information from the Fund before opening a tax deferred account. Investors should consult with their tax adviser or legal counsel before investing in a tax deferred account.

APPENDIX A - DESCRIPTION OF BOND RATINGS

STANDARD & POOR’S RATINGS

AAA rated bonds are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

AA rated bonds also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in small degree. Marketwise, as with AAA rated bonds, they move with interest rates.

A rated bonds are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

BB - B rated bonds are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC rated bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC-C rated bonds are usually bonds which are subordinated to senior debt that is assigned an actual or implied "CCC" or "CCC-" rating. A "C" rated bond also may involve a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D rated bonds are in payment default. They involve a situation where interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period. A "D" rated bond also may involve the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S BOND RATINGS

Aaa rated bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa rated bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A rated bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba rated bonds are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B rated bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa rated bonds are of poor standing. They may be in default or there may be present elements of danger with respect to principal or interest.

Ca rated bonds represent obligations which are speculative in a high degree. They are often in default or have other marked shortcomings.

C rated bonds are the lowest rated class of bonds, and bonds so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Investment Adviser

NICHOLAS COMPANY, INC.

Milwaukee, Wisconsin

414-272-6133 or 800-227-5987

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

414-276-0535 or 800-544-6547

Custodian

U.S. BANK N.A.

Cincinnati, Ohio

Independent Auditors

DELOITTE & TOUCHE LLP

Chicago, Illinois

Counsel

MICHAEL BEST & FRIEDRICH LLP

Milwaukee, Wisconsin

FOR MORE INFORMATION ABOUT THE FUND:

The Fund’s Statement of Additional Information ("SAI"), dated April 30, 2003, contains more detailed information on all aspects of Nicholas Income Fund, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund’s Annual and Semiannual Report to Shareholders.

To request a free copy of the current Annual/Semiannual Report or SAI, or to make shareholder inquiries, please write or call: Nicholas Income Fund, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, 800-227-5987 (toll-free). Additional information about the Fund also can be obtained from the Fund’s Internet website at www.nicholasfunds.com.

In addition, you can review the Fund’s reports and SAIs at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Fund also are available on the SEC’s Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

For the most current price and return information for the Fund, you may call the Fund at 800-227-5987 (toll-free) or 414-272-6133 or check the Fund’s website at www.nicholasfunds.com. You also can find the most current price of the Fund’s shares in the business section of your newspaper in the mutual fund section under the heading "Nicholas Group" – "NchIn." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "NCINX" or the cusip number 653741108.

Investment Company Act File No. 811-0216

PROSPECTUS

April 30, 2003

NICHOLAS

INCOME FUND, INC.

Nicholas Income Fund, Inc.

Suite 1010

700 North Water Street

Milwaukee, Wisconsin 53202 www.nicholasfunds.com

NO LOAD

NO SALES CHARGE

Nicholas Income Fund, Inc.

Form N-1A

PART B: STATEMENT OF ADDITIONAL INFORMATION

NICHOLAS INCOME FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

700 North Water Street, Suite 1010

Milwaukee, Wisconsin 53202

414-272-6133

800-227-5987

This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Income Fund, Inc. (the "Fund"), dated April 30, 2003. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund’s current Prospectus and the Fund’s Annual Report for the fiscal year ended December 31, 2002, which are incorporated herein by reference, as they may be revised from time to time. The Fund’s Prospectus provides the basic information you should know before investing in the Fund.

To obtain a free copy of the Fund’s Prospectus and Annual Report, please write or call the Fund at the address or telephone number set forth above.

NO LOAD FUND - NO SALES OR REDEMPTION CHARGE BY THE FUND

Investment Adviser

NICHOLAS COMPANY, INC.

April 30, 2003

INTRODUCTION

Nicholas Income Fund, Inc. (the "Fund") was originally organized under Delaware law as a diversified management investment company through the consolidation in 1930 of two investment companies. The name of the Fund was changed in 1955 from Wisconsin Investment Company to Wisconsin Fund, Inc., in 1976 to Wisconsin Income Fund, Inc., and in 1983 to Nicholas Income Fund, Inc. In 1986, the Fund changed its state of organization to Maryland. Nicholas Company, Inc. (the "Adviser") became the Adviser to the Fund in November 1977; prior to that time, the Adviser was Wisconsin Investment Management Co., Inc.

The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. This type of investment is commonly called a mutual fund. As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $0.01 par value, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. The Fund may invest up to 50% of its total assets in securities of electric companies and systems. All other assets of the Fund will be diversified as to companies and industries. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request.

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

The Fund has adopted primary investment objectives, which are fundamental policies. The section captioned "INVESTMENTS OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS" in the Fund’s Prospectus describes the principal investment objectives and the investment policies applicable to the Fund. Please read the Prospectus in conjunction with this Statement of Additional Information. The Fund also has adopted certain other investment strategies and policies which are not fundamental and may be changed by the Board of Directors without shareholder approval. However, any changes will be made only upon advance notice to shareholders. Such changes may result in the Fund having secondary investment and other policy objectives different from the objectives which a shareholder considered appropriate at the time of investment in the Fund. Set forth below is additional information on the other Fund investment strategies and permissible investments which the Fund may use in an effort to obtain its primary objectives.

Certain Other Investment Strategies and Portfolio Investments

The Fund’s investments in high yielding, high risk fixed income securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders. From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yielding, high risk securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payouts on such securities. Such proposals, if enacted into law, could negatively affect the financial condition of issuers of high yield, high risk securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield, high risk issues and the high yield, high risk market in general. However, the likelihood of any such legislation or the effect thereof is uncertain.

The Fund also may invest in securities which are issued in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). Such securities are not registered for purchase by and sale to the public under the Securities Act. The determination of the liquidity of such securities is a question of fact for the Board of Directors to determine at the time of purchase and periodically thereafter as circumstances warrant, based upon the trading markets for the specific security, the availability of reliable price information and other relevant information. There may be a risk of little or no market for resale associated with such private placement securities if the Fund does not hold them to maturity. In addition, to the extent that qualified institutional buyers do not purchase restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in the Fund’s portfolio.

From time to time, the Fund may acquire preferred stock and convertible investments that carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts. These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of appreciation in value. The Adviser intends generally to limit the Fund’s purchase of preferred stock and convertible investments to those which are rated in one of the top four rating categories by any of the nationally recognized statistical rating organizations ("NRSROs"), or will be unrated instruments but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy does not prevent the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase.

From time to time the Fund may invest in the securities of real estate investment trusts and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on NASDAQ, but not more than 10% in value of the Fund’s total assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund’s total assets be invested in the real estate industry in the aggregate.

All percentage limitations on the Fund’s investment practices apply at the time of an investment or a transaction. Thus, if an investment satisfies a percentage restriction when it is made, a later change in the value of the investment or total value of the Fund’s assets will not constitute a violation of such restriction.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy. The Fund may not:

1. Purchase the securities of any one issuer, except securities issued or guaranteed by the United States, or its instrumentalities or agencies, if immediately after and as a result of such purchase (a) the market value of the holdings of the Fund in the securities of such issuer exceed 5% of the market value of the Fund’s total assets, or (b) the Fund owns more than 10% of the voting securities of such issuer.

2. Purchase securities of other registered investment companies, except where no sales charge or commission is incurred.

3. Purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on NASDAQ, but not more than 10% in value of the Fund’s total assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund’s total assets be invested in the real estate industry in the aggregate.

4. Borrow money, except, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 10% of its total assets taken at cost.

5. Act as an underwriter of securities of other issuers.

6. Invest in companies having a record of less than three years’ continuous operation.

7. Write, purchase or sell puts, calls or combinations thereof or buy on margin or sell short.

8. Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund.

9. Lend money, except for:

a. The purchase of a portion of an issue of publicly distributed debt securities;

b. The purchase of bank certificates of deposit or commercial paper;

c. The purchase of debt securities issued by the U.S. Treasury or by other federal agencies, instrumentalities or corporations with a simultaneous resale of such securities to the seller for later delivery (on an agreed upon later date or indefinitely), in an amount not to exceed 20% of the total assets, taken at market, of the Fund. Repurchase agreements maturing in more than seven days are considered illiquid assets; or

d. The purchase of a portion of bonds, debentures, or other debt securities of types commonly distributed in private placements to financial institutions, the amount of which is subject to the Fund’s operating policy regarding illiquid securities.

10. Purchase or retain the securities of any issuer if an officer or director of the Fund or its Adviser individually owns more than one-half of one percent (1/2 of 1%) of the securities of such issuer and, as a group, such persons own more than 5% of the securities of such issuer.

11. Participate on a joint or joint and several basis in any securities trading account.

12. Invest in a company for the purpose of exercising management or control.

13. Concentrate its investment in particular industries, with the exception of electric companies and systems.

14. Issue senior securities in violation of the Investment Company Act of 1940, as amended.

 Investment Restrictions Which May Be Changed Without Shareholder Approval

The Fund will not invest more than 15% of its total assets in illiquid securities and will limit investments in warrants to 5% of the value of the Fund’s total assets. Warrants not listed on the New York Stock Exchange ("NYSE") or American Stock Exchanges may not exceed 2% of the Fund’s total assets. The Fund may not invest in oil, gas or other mineral leases. The above policies are subject to change by the Board of Directors without a shareholder vote. The Board will give advance notice to shareholders of any change to these investment restrictions by filing an amended Statement of Additional Information with the SEC.

All percentage limitations on the Fund’s investment practices apply at the time of an investment or a transaction. Thus, if an investment satisfies a percentage restriction when it is made, a later change in the value of the investment or total value of the Fund’s assets will not constitute a violation of such restriction.

INVESTMENT RISKS

This section contains a summary description of the risks of other investment strategies and related investments of the Fund as discussed in this Statement of Additional Information. For a description of the principal risks of investing in the Fund, please see the "INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS" section in the Fund’s Prospectus. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you will not lose money on your investment. There is no guarantee the Fund’s performance will be positive over any period of time.

Because of the following risks, you could lose on your investment in the Fund over the short or long-term:

Risks Related to Preferred Stock and Convertible Investments. Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without a stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stock holders.

The value of convertible preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and convertible debt securities will be affected by the factors that affect both equity securities (such as stock market movements) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

Risks Related to Investments in Repurchase Agreements. The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. While the underlying obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund’s net asset value.

Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund, but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral. The Fund also would retain ownership of the securities in the event of a default under a repurchase agreement that is construed not to be a collateralized loan. In such event, the Fund also would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Not more than 20% of the Fund’s total net assets, taken at market, may be invested in repurchase agreements.

Risks Related to Investments in REITs and Other Real Estate-Based Securities. From time to time, the Fund may invest in REITs and other real estate-based securities listed on a national securities exchange or authorized for quotation on NASDAQ. These securities are subject to risks related to the real estate industry. The performances of these securities are dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed. For instance, the income of the properties could decline due to vacancies, increased competition or poor management, and the property values of the properties could decrease due to a decline in neighborhood condition, overbuilding, uninsured damages caused by natural disasters, property tax increases or other factors. In addition, these securities also are subject to market risk (the risk that stock prices overall will decline over short or even extended periods) and interest rate risk (the risk that the prices of these securities will decrease if interest rates rise). At time of investment not more than 10% of the Fund’s total assets may be invested in REITs, and in the aggregate, not more than 25% of the Fund’s total assets may be invested in the real estate industry.

In view of the risks inherent in all investments in securities, there is no assurance that the Fund’s objectives will be achieved.

THE FUND’S INVESTMENT ADVISER

Nicholas Company, Inc., located at 700 North Water Street, Suite 1010 Milwaukee, Wisconsin 53202, is the Fund’s investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund’s business affairs, subject to supervision by the Fund’s Board of Directors. The Adviser is the investment adviser to six other mutual funds and approximately 20 institutions and individuals with substantial investment portfolios. The other funds it advises are Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Liberty Fund (a series of Nichols Family of Funds, Inc.), Nicholas Limited Edition, Inc., Nicholas Money Market, Inc. and Nicholas Equity Income Fund, Inc., with primary investment objectives and net assets as set forth below.

Fund	Primary Investment Objective	Net Assets as of December 31, 2002
Nicholas Fund, Inc.	Long-term Growth	$2,139,474,548
Nicholas II, Inc.	Long-term Growth	416,657,217
Nicholas Limited Edition, Inc.	Long-term Growth	107,513,883
Nicholas Liberty Fund (1)	Long-term Growth	3,199,644
Nicholas Equity Income Fund, Inc.	Reasonable Income	15,937,236
Nicholas Money Market Fund, Inc.	Current Income	132,099,110

(1) Please be aware that Nicholas Liberty Fund is not registered for sale in all states.

The annual fee paid to the Adviser is paid monthly and is based on the average net assets of the Fund as determined by valuations made at the close of each business day of the month.

The following table illustrates the calculation of the Adviser’s annual fee:

Net Asset Value of the Fund	Annual Fee Calculation (Based on the Average Net Asset Value of the Fund)
Up to and including $50,000,000	0.50 of 1%
Over $50,000,000 and including $100,000,000	0.40 of 1%
In excess of $100,000,000	0.30 of 1%

The Adviser has agreed to reduce the management fee by any operating expenses (other than the management fee) incurred by the Fund in excess of 0.5 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund by offsetting against its fee all expenses incurred in excess of this amount. The total expenses of the Fund as a percentage of net assets for the year ended December 31, 2002 were 0.58%. During the fiscal years ended December 31, 2002, 2001 and 2000, the Fund paid the Adviser an aggregate of $487,544, $530,676 and $624,892, respectively, in fees. During none of the foregoing fiscal years did the expenses borne by the Fund exceed the expense limitation then in effect and the Adviser was not required to reimburse the Fund for any additional expenses.

Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays for all of its operating expenses, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the 1940 Act, and any amendments thereto, the expense of registering it shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal expenses. Also included as operating expenses which are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustees having custody of Fund assets, printing and mailing expenses, postage and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

Albert O. Nicholas is President, Director and Co-Portfolio Manager of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. David O. Nicholas, Senior Vice President and Co-Portfolio Manager of the Fund, is President, Chief Investment Officer and a Director of the Adviser. He is the son of Albert O. Nicholas. Thomas J. Saeger, Executive Vice President and Secretary of the Fund, is Executive Vice President and Assistant Secretary of the Adviser. David L. Johnson is Executive Vice President of the Fund and Executive Vice President of the Adviser. He is a brother-in-law of Albert O. Nicholas. Jeffrey T. May is Senior Vice President and Treasurer of the Fund and Senior Vice President and Treasurer of the Adviser. Candace L. Lesak is Vice President of the Fund and an employee of the Adviser. Kathleen A. Evans is Assistant Vice President of the Fund and Vice President of the Adviser. David E. Leichtfuss, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin, is a Director and the Secretary of the Adviser. Mr. Leichtfuss is a partner in the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to the Fund and the Adviser.

MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS AND PORTFOLIO MANAGERS OF THE FUND

The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund’s activities and review the Fund’s performance. The following table sets forth the pertinent information about the Fund’s officers and directors as of March 31, 2003:

Name, Age and Address	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Albert O. Nicholas, 72 (1), (3) 700 North Water Street Milwaukee, WI 53202	President, Co-Portfolio Manager and Director	(2), 25 years	Chief Executive Officer and Chairman of the Board, Nicholas Company, Inc., the Adviser to the Fund. He has been Co-Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of Nicholas Fund, Inc since November 1996; and also Nicholas Income Fund, Inc. and Nicholas Equity Income Fund, Inc. since April 2001 and July 2001, respectively. He formerly was the sole Portfolio Manager of these funds since the time the Adviser managed them. He is a Chartered Financial Analyst.	6	None
DISINTERESTED DIRECTORS

Robert H. Bock, 71 3132 Waucheeta Trail Madison, WI 53711	Director	(2), (4)	Private Investor, Consultant, Dean Emeritus of Business Strategy and Ethics, University of Wisconsin School of Business, 1997 to present.	5	None
Jay H. Robertson, 51 986 Wildlife Loop Sarasota, FL 34238	Director	(2), 8 years	Private Investor, April 2000 to present. Chairman of the Board, Robertson-Ryan and Associates, Inc., an insurance brokerage firm from 1993 to March 2000.	5	None
OFFICERS
David L. Johnson, 61 (3) 700 North Water Street Milwaukee, WI 53202	Executive Vice President	Annual, 21 years	Executive Vice President, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1980. He is a Chartered Financial Analyst.	N/A	N/A
Thomas J. Saeger, 58 700 North Water Street Milwaukee, WI 53202	Executive Vice President and Secretary	Annual, 25 years	Executive Vice President and Assistant Secretary, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1969. He is a Certified Public Accountant.	N/A	N/A
Jeffrey T. May, 46 700 North Water Street Milwaukee, WI 53202	Senior Vice President and Treasurer	Annual, 9 years	Senior Vice President, Treasurer and Compliance Officer, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1987. He is a Certified Public Accountant.	N/A	N/A
David O. Nicholas, 41 (3) 700 North Water Street Milwaukee, WI 53202	Senior Vice President and Co-Portfolio Manager	Annual, 8 years

President, Chief Investment Officer and Director, Nicholas Company, Inc., the Adviser to the Fund and employed by the Adviser since 1986. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of Nicholas II, Inc. and Nicholas Limited Edition, Inc. since March 1993. He also has been Co-Portfolio Manager of Nicholas Fund, Inc. since November 1996, and also Nicholas Income Fund, Inc. and Nicholas Equity Income Fund, Inc. since April 2001 and July 2001, respectively. He is a Chartered Financial Analyst.

				N/A	N/A
Candace L. Lesak, 45 700 North Water Street Milwaukee, WI 53202	Vice President	Annual, 16 years	Employee, Nicholas Company, Inc., the Adviser to the Fund, since 1983. She is a Certified Financial Planner.	N/A	N/A
Kathleen A. Evans, 54 700 North Water Street Milwaukee, WI 53202	Assistant Vice President	Annual, 16 years	Vice President, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1985.	N/A	N/A

____________________

(1) Mr. Albert O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the 1940 Act. Mr. Nicholas is Chief Executive Officer and a director of the Adviser and owns 91% of the outstanding voting securities of the Adviser.

(2) Until duly elected or re-elected at a subsequent annual meeting of the Fund.

(3) David O. Nicholas is the son of Albert O. Nicholas. David L. Johnson is the brother-in-law of Albert O. Nicholas.

(4) Robert H. Bock was appointed as Director of the Fund on October 25, 2002.

See "The Fund’s Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.

The table below sets forth the aggregate dollar range of shares owned beneficially by each director of the Fund as of December 31, 2002. In addition, the table sets forth the dollar range of shares beneficially owned by each director of the other mutual funds that Nicholas Company, Inc. advises and are overseen by such director as of December 31, 2002.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Albert O. Nicholas	Over $100,000	Over $100,000
Robert H. Bock	$1 - $10,000	Over $100,000
Jay H. Robertson	$50,001 - $100,000	Over $100,000

The Investment Advisory Agreement between the Fund and Nicholas Company, Inc. states that the Fund shall pay the directors’ fees of directors who are not interested persons of Nicholas Income Fund, Inc. The amount of such fees is subject to increase or decrease at any time, but is subject to the overall limitation on the Fund’s annual expenses.

The table below sets forth the aggregate compensation received by all directors of the Fund during the year ended December 31, 2002. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

Name	Aggregate Compensation From the Fund (1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors (1)
Albert O. Nicholas (2)	$ 0	$0	$0	$ 0
Robert H. Bock (2)	1,000	0	0	13,200
Melvin L. Schultz (2)	3,000	0	0	15,900
Jay H. Robertson (2) _______________	4,000	0	0	10,450

(1) During the fiscal year ended December 31, 2002, the Fund and other funds in the Nicholas Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as its investment adviser, namely Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of meeting attendance fees. During the year ended December 31, 2002, the Fund compensated the disinterested directors at a rate of $1,000 per director per meeting attended. The disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended December 31, 2002. All other directors and officers of the Fund were compensated by the Adviser in accordance with its investment advisory agreement.

(2) Mr. Albert O. Nicholas also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Money Market Fund, Inc. As of September 2002, Mr. Schultz was no longer a Director of the Fund due to his death. Mr. Bock also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc. Mr. Robertson also is a director of Nicholas Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Family of Funds, Inc. and Nicholas Money Market Fund, Inc.

In January 2003, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through January 2004. In connection with renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by Adviser or adopted by the Board. For the fiscal year ended December 31, 2002, the management fee was 0.43% and the Fund’s total expense ratio (including the management fee) was 0.58%. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s expense ratio, which was low compared to the overall peer group; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; (iv) the overall performance of the market as measured by a number of different indices, including a peer group of 20 high yield bond and intermediate-term bond funds, and (v) the range and quality of the services offered by the Adviser. The peer group fund data included primarily high yield bond and intermediate-term bond funds. In reviewing the Fund’s expenses, yield and performance relative to peer group data, the Board noted the Fund ranked 3rd relative to the peer group on an expense ratio basis and ranked 5th in terms of 12-month yield. The Board noted, however, that in terms of total return the Fund had not performed well in relation to the peer group, in that it was 18th in terms of 3-year return, 17th in terms of 5-year return and 15th in terms of 10 year return.

The Fund and the Adviser adhere to Codes of Ethics ("Codes") established and adopted by their Boards of Directors pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended. The Codes govern the personal trading activities of all "Access Persons" of the Fund and the Adviser. Access Persons include every director and officer of the Adviser and the investment companies managed by the Adviser, including the Fund, as well as certain employees of the Adviser and Fund who, in connection with their regular functions and duties, make, participate in, or obtain information regarding the purchase or sale of a security by the Adviser or the Fund, or whose functions relate to the making of a recommendation with respect to such purchases or sales. The Codes are based on the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Adviser’s clients above their own.

The Codes provide for trading "black out" periods of fifteen calendar days during which time Access Persons may not trade in securities which have been purchased or sold, or are being considered for purchase or sale, by the Fund or any other registered investment company or account to which the Adviser serves as investment adviser, unless the transaction is pre-approved by the Fund or the Adviser, as applicable. In addition, the Codes ban Access Persons from engaging in any manipulative or deceptive practices in connection with certain securities held or to be acquired by the Fund. The Codes also require that Access Persons obtain pre-approval prior to investing in any initial public offering or private placement.

PRINCIPAL SHAREHOLDERS

Nicholas Company, Inc., the investment adviser to the Fund, beneficially owned 14,163,965 shares of the Fund, or 26.51%, as of March 31, 2003. Of this amount, 6,003,239 shares were owned of record by Albert O. Nicholas, President and a Director of the Fund, Chief Executive Officer and a Director of the Adviser, and owner of 91% of the outstanding voting securities of the Adviser; Nancy Nicholas, the spouse of Albert O. Nicholas, owned of record 5,442,184 shares; the Nicholas Family Foundation owned of record 2,278,935 shares; the Nicholas Company, Inc. Profit-Sharing Trust, of which Mr. Nicholas and David E. Leichtfuss are trustees, owned of record 403,521 shares; and the Nicholas Company, Inc. Pension Plan owned of record 36,086 shares.

Charles Schwab & Co., 101 Montgomery Street, San Francisco, California 94104-4122, owned of record 3,448,880 shares of the Fund, or 6.45% as of March 31, 2003, as nominee for various of its brokerage customers.

No other persons are known to the Fund to own beneficially or of record 5% or more of the outstanding shares of the Fund as of March 31, 2003. All directors and executive officers of the Fund as a group (9 in number) beneficially owned approximately 26.66% of the outstanding shares of the Fund as of March 31, 2003.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

The sections captioned "PURCHASE OF FUND SHARES," "REDEMPTION OF FUND SHARES," and "EXCHANGE BETWEEN FUNDS" in the Fund’s Prospectus discuss how you may purchase, redeem or exchange shares of the Fund and are incorporated into this Statement of Additional Information by reference.

Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund’s Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

The right of redemption may be suspended and the date of payment postponed for more than seven days for any period during which the New York Stock Exchange ("NYSE") is closed other than the customary weekend and holiday closings, and may be suspended for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), or the SEC has by order permitted such suspension, or the SEC has determined that an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

Shareholder purchase, redemption and exchange orders are processed using the net asset value ("NAV") next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). The NAV is determined by dividing the total value in U.S. dollars of the Fund’s total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for unrestricted trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE generally will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE generally will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

Bid prices for debt securities are obtained from the Fund’s pricing service which consults one or more market makers of each debt security being priced. Debt securities listed on a national exchange may be priced at the last sale price if the Fund’s pricing service believes such price represents market value of the security for institutional trades. The pricing of all debt securities takes into account the fact that the Fund trades in institutional size trading units. Equity securities traded on a stock exchange ordinarily will be valued on the basis of the last sale price on the date of valuation or in the absence of any sale on that day, the closing bid price. Securities for which there are no readily available market quotations and other assets and liabilities of the Fund are valued at their then fair value using methods determined in good faith by the Board of Directors.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC") and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute annually substantially all of its net investment income and net realized capital gains.

The Code generally imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund’s net investment income, with certain adjustments, for such calendar year, plus 98% of the Fund’s capital gains (if any) for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed net investment income or capital gains from the previous calendar year also must be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

Dividends of the Fund, if any, are paid to shareholders on or about the end of April, July, October and December. In those years in which sales of portfolio securities result in net realized capital gains (after utilization of any available capital loss carryforwards), such gains are distributed to shareholders in December or January. It is the practice of the Fund to distribute capital gains in shares of the Fund at NAV or, at each shareholder’s election, in cash. An election must be received by Firstar prior to the record date of any particular distribution for the election to be effective for that distribution.

For Federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund’s shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund’s net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total of dividends received from domestic corporations in any year are less than 100% of the Fund’s gross income.

At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or part, a return of capital and will have the effect of reducing the NAV. As of December 31, 2001, the Fund had a capital loss carryforward and will make no capital gains distribution as long as such conditions exist. The Fund has approximately $84,808,000 of net capital losses which may be used to offset capital gains in future years. Capital loss carryovers of approximately $1,505,000 will expire in 2003, $9,476,000 in 2007, $19,346,000 in 2008, $30,985,000 in 2009 and $23,496,000 in 2010.

Net realized losses on investments are not available as income tax deductions to Fund shareholders but give rise to capital loss carryforwards of the Fund which may be used to offset future realized capital gains (if any) otherwise distributable to shareholders. Dividends and any capital gains distributions may be subject to state and local taxes.

The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund’s investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible, subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker or dealer.

Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with brokerage and research services. Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto. Such commissions may be less than, equal to or exceed the amount another broker would have charged for effecting the transaction.

The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund’s transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund’s or the Adviser’s expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser’s opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

In instances where the Adviser determines that the supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund’s transactions with brokers or dealers who are paid a higher commission than other brokers or dealers. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Advisor’s other client accounts, which is also utilized by the Adviser in managing the Fund’s portfolio.

The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions are also considered in view of the value of the research, statistical and price quotation services, if any, rendered by the broker or dealer through whom a transaction is placed.

The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund’s shares. The Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

Over-the-counter market purchases and sales of stocks and most bonds are generally transacted directly with principal market makers, who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

The Fund paid aggregate brokerage commissions of approximately $8,151, $23,710 and $42,775 in fiscal year 2002, 2001 and 2000, respectively. The decrease in the amount of brokerage commissions paid by the Fund in fiscal 2002 relative to fiscal 2001 and in fiscal 2001 relative to fiscal 2000 is attributable to the decrease in purchases and sales of the Fund’s equity investments in fiscal 2002 and 2001.

The Adviser, which is the investment adviser to seven registered investment companies (including the Fund) and other advisory clients (collectively, "client accounts"), may occasionally make investment decisions which would involve the purchase or sale of securities for the portfolios of more than one client account at the same time. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities and/or the size of the position obtained or disposed of by the client accounts. It is the Adviser's policy not to favor one client account over another in making investment recommendations or in placing orders.

The Adviser has adopted procedures that provide generally for the Adviser to aggregate (or "bunch") orders for more than one client account. An aggregated order occurs when the Adviser enters a single order for the purchase or sale of a single security on behalf of more than one client account. The Adviser may aggregate orders when it deems it to be appropriate and in the best interests of the client accounts. Pursuant to the Adviser’s trade allocation procedures, client accounts will participate in any aggregated order for a security at the average share price on any given date for all of the Adviser’s transactions in that security on behalf of those clients participating in the aggregated order, with transaction costs shared pro rata based on participation. When an aggregated order is only partially filled, the securities purchased generally will be allocated on a pro rata basis to each client account participating in the aggregated order based upon the initial amount requested for the account (subject to certain exceptions) and each participating account will participate at the average share price for the aggregated order on the same business day. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration or credit exposure).

The Adviser also has adopted procedures governing the allocation of securities issued in initial public offerings ("IPOs") which provide that all portfolio managers for the Adviser’s client accounts shall be informed of any opportunity to acquire IPO securities which is presented to or which becomes available to the Adviser or any of its clients. Each client’s portfolio manager shall assess whether or not the acquisition of IPO securities is appropriate for, and in the best interests of, his client, based upon multiple factors, including but not limited to the following: (i) the investment objective of the client; (ii) risk tolerance of the client; (iii) market capitalization of the IPO issuer; (iv) nature of the IPO issuer’s business and industry; (v) current composition of the client’s portfolio (including cash position); and (vi) preference of the portfolio manager for IPO investment opportunities. The IPO procedures provide that a written allocation statement shall be prepared prior to the Adviser submitting an order for IPO securities which identifies the client accounts to participate, the extent of such participation and the basis for allocation among the participating clients in the event the IPO order is partially filled. The allocation in the event of a partial order fill may be based upon a number of factors including but not limited to those specified as factors to be considered in assessing whether or not a client will invest in IPO securities. The procedures provide that any deviation from the initial allocation statement shall be approved by either Albert O. Nicholas or David O. Nicholas, and the Adviser’s compliance officer.

The Adviser’s procedures for allocation of IPO investment opportunities are designed to ensure that all clients are treated fairly and equitably. However, the procedures do not mandate allocation of IPO investment opportunities among its clients in equal amounts or pro rata based upon the size of the client account’s assets. Adviser clients whose accounts are actively traded, have high portfolio turnover rates or invest heavily in all types of IPOs and secondary offerings may receive a greater percentage of IPO allocations than other client accounts without such characteristics.

PERFORMANCE DATA

The Fund may quote a "total return," "average annual total return," "yield" and "distribution rate" from time to time in advertisements or in information furnished to present or prospective shareholders. All performance figures are based on historical earnings and are not intended to indicate future results. The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is determined by discounting the "total return" for the number of time periods represented. The Fund’s total returns (before taxes) and average annual total returns (both before and after taxes) for the one-, five-, and ten-year periods ended December 31, 2002, are set forth below:

	For the Periods Ended December 31, 2002
	One Year	Five Year	Ten Year
Total Return Before Taxes	(10.13)%	(13.77)%	43.58%
Average Annual Total Return Before Taxes	(10.13)%	(2.92)%	3.68%
Average Annual Total Return After Taxes on Distributions	(13.32)%	(6.63)%	0.01%
Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares	(6.14)%	(3.88)%	1.27%

The total return (before taxes) and average annual total return (before taxes) are computed according to the following formulas:

P(1+T) to the nth power = ERV
or
Total Return = (ERV/P)-1
Average Annual Total Return = nth root of ERV/P - 1

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return.

n = number of years from initial investment to the end of the period.

ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods.

For purposes of these calculations, the following assumptions are made: (1) all dividends and distributions by the Fund are reinvested at the NAV calculated on the reinvestment dates during the period; (2) a complete redemption at the end of the periods is made; and (3) all recurring fees that are charged to all shareholder accounts are included.

These figures are computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

The "total return" and "average annual total return" calculations are historical measures of performance and are not necessarily indicative of future performance. Such measurements will vary from time to time depending upon market conditions, the composition of the Fund’s portfolio, operating expenses, and the distribution policy as determined by the Board of Directors. These factors should be considered when evaluating the Fund’s performance.

The average annual total return (after taxes on distributions) is computed according to the following formula:

P(1 + T) to the nth power = ATVD

Where:

P = a hypothetical initial investment of $1,000.

T = average annual total return (after taxes on distributions).

n = number of years.

ATVD = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the stated periods, after taxes on fund distributions but not after taxes on redemption.

For purposes of this calculation, the following assumptions are made: (1) all dividends and distributions by the Fund, less the taxes due on such dividends and distributions, are reinvested at the NAV calculated on the reinvestment dates during the period; (2) the taxes due on any distributions by the Fund are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain); (3) the ending value has been determined assuming a complete redemption at the end of the applicable period; and (4) all recurring fees that are charged to all shareholder accounts are included.

This figure is computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions after taxes on dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges. Please note that the applicable federal tax rates assumed vary over the measurement period. In addition, potential tax liabilities other than federal tax liability (e.g., state and local taxes) have been disregarded in the calculations as well as the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax.

The average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

P(1 + T) to the nth power = ATVDR

Where:

T = average annual total return (after taxes on distributions and redemption).

P = a hypothetical initial investment of $1,000.

n = number of years.

ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of the stated periods, after taxes on fund distributions and redemption.

For purposes of this calculation, the following assumptions are made: (1) all dividends and distributions by the Fund, less the taxes due on such dividends and distributions, are reinvested at the NAV calculated on the reinvestment dates during the period; (2) the taxes due on any distributions by the Fund are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain); (3) the ending value has been determined assuming a complete redemption at the end of the applicable period and subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption;(4) the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions have been separately tracked throughout the periods and the basis for a reinvested distribution includes the distribution net of taxes assumed paid from the distribution; (5) the tax bases have been adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law; (6) the amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption has been separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions; (7) the tax character has been determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment date and the end of the measurement period in the case of reinvested distributions; and (8) shareholders have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

This figure is computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions after taxes on distributions and redemption, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges. Please note that the applicable federal tax rates assumed vary over the measurement periods. In addition, capital gains taxes (or the benefit resulting from tax losses) have been calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. Potential tax liabilities other than federal tax liability (e.g., state and local taxes) have been disregarded in the calculations as well as the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax.

The "30-day yield" of the Fund is calculated by dividing the Fund’s net investment income per share, as defined by the Securities and Exchange Commission, for the 30-day period by the net asset value per share on the last day of the stated period. Net investment income represents dividends and interest generated by the Fund’s portfolio securities reduced by all expenses and any other charges that have been applied to all shareholder accounts. The calculation assumes the thirty day net investment income is compounded monthly for six months and then annualized. The Fund’s distribution rate is calculated by using annualized distributions and dividing by the net asset value per share on the last day of the period. Generally, the distribution rate reflects the amounts actually paid to shareholders at a point in time and is based on book income, whereas the yield reflects the earning power, net of expenses, of the Fund’s portfolio securities at a point in time. The Fund’s yield may be more or less than the amount actually distributed to shareholders. Methods used to calculate advertised yields and total returns are standardized for all bond and stock mutual funds by the Securities and Exchange Commission.

The yield is computed as follows:

Yield = 2 ((((A - B / CD )+1) to the 6th power) -1)

Where:

A = Dividend and interest income

B = Expenses accrued for the period (net of expense reimbursement)

C = Average daily number of shares outstanding during the period that were entitled to receive dividends

D = Maximum offering price per share on the last day of the period

The Fund’s 30-day yield was 10.19%, and the Fund’s distribution rate was 10.28% at December 31, 2002.

In sales materials, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s Index Composites, the NASDAQ, the Russell 2000 Index and the United States Department of Labor Consumer Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron’s, Lipper Analytical Services Mutual Fund Performance Analysis, Morningstar, Inc., CDA Investment Technologies Inc. and Value Line, Inc.

CAPITAL STRUCTURE

Nicholas Income Fund, Inc. is authorized to issue 100,000,000 shares of common stock, par value $0.01 per share. All shares are of one class, have equal voting power and participate equally in dividends and distributions from capital gains, when and as declared by the Board of Directors, and in the residual assets of the Fund in the event of liquidation. The shares, when issued, will be fully paid and non-assessable; they will not have any preemptive, preference, sinking fund or conversion rights and the Fund may not call outstanding shares. Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares except fractional shares have no voting rights.

STOCK CERTIFICATES

The Fund will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder’s account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. Any shareholder may deliver certificates to the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), and direct that his account be credited with the shares. A shareholder may in writing direct U.S. Bancorp at any time to issue a certificate for his shares without charge.

ANNUAL MEETING

Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its By-Laws and will not hold annual meetings of shareholders unless otherwise required to do so.

In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

SHAREHOLDER REPORTS

Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund’s portfolio and other information. After the close of the Fund’s fiscal year, which ends December 31, an annual report or current prospectus containing financial statements audited by the Fund’s independent auditors, Deloitte & Touche LLP, will be sent to shareholders.

CUSTODIAN AND TRANSFER AGENT

U.S. Bank, N.A. ("U.S. Bank") acts as Custodian of the Fund. U.S. Bancorp, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As custodian, U.S. Bank holds all securities and cash of the Fund (except for cash maintained in an expense account with Bank One Milwaukee N.A., Milwaukee, Wisconsin), delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. U.S. Bank and U.S. Bancorp do not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distribution to shareholders.

INDEPENDENT AUDITORS AND LEGAL COUNSEL

Deloitte & Touche LLP, 180 North Stetson Avenue, Chicago, Illinois 60601, served as the Fund’s independent auditors for the year ended December 31, 2002.

Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, have passed on the legality of the shares of the Fund being offered by the current Prospectus.

FINANCIAL INFORMATION

The schedule of investments, the financial statements and notes thereto and the Independent Auditors’ Report contained in the Annual Report of the Fund for the fiscal year ended December 31, 2002, which have been filed with the SEC pursuant to Rule 30d-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report by writing or calling the Fund.

Nicholas Income Fund, Inc.

Form N-1A

PART C: OTHER INFORMATION

PART C. OTHER INFORMATION

Item 23. Exhibits

All exhibits required to be filed with this Form N-1A pursuant to Item 23 thereof are listed in the Exhibit Index appearing elsewhere in this Registration Statement, and (i) appear in their entirety herein, or (ii) are incorporated by reference to previous filings with the Securities and Exchange Commission, as indicated in such Exhibit Index.

Item 24. Persons Controlled by or Under Common Control with the Fund

The Registrant is not under common control with any other person. The Registrant, Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Liberty Fund (a series of Nicholas Family of Funds, Inc.), Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business management services provided by the adviser. The Registrant does not control any other person.

Item 25. Indemnification

Article VII, Section 7 of the By-Laws of the Registrant provides for the indemnification of its officers and directors against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland General Business Corporation Law; such Section 7 is incorporated herein by reference to the By-Laws of the Registrant previously filed with the Securities and Exchange Commission. In addition, Registrant maintains a joint errors and omissions insurance policy with a $5.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds.

The investment advisor to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify the Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.

Item 26. Business and Other Connections of the Investment Adviser

Incorporated by reference to pages 5-10 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933, as amended.

Item 27. Principal Underwriters

None.

Item 28. Location of Accounts and Records

All accounts, books or other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, and the rules of the Securities and Exchange Commission promulgated thereunder, are located at the offices of Registrant, 700 North Water Street, Milwaukee, Wisconsin 53202 or U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 29. Management Services

None.

Item 30. Undertakings

The Registrant’s By-Laws provide that it will indemnify its officers and directors for liabilities incurred by them in any proceeding arising by reason of the fact that any such person was or is a director or officer of the Registrant. Insofar as indemnification for liability arising under the Act may be permitted to directors, officers and controlling persons of the Registrant under the Securities Act of 1933 ("Act"), or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and may, therefore, be unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, the latest Annual Report to Shareholders which is incorporated by reference in the Prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934, as amended; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the Prospectus, to deliver, or cause to be delivered to each person to whom the Prospectus is sent or given, the latest Quarterly Report which is incorporated by reference in the Prospectus to provide such interim financial information.

EXHIBIT INDEX

Exhibit No.	Description	Sequential Page No.
(a)	Articles of Incorporation of the Registrant	*
(b)	By-Laws of Registrant	*
(c)	Specimen certificate evidencing common stock, $0.01 par value per share, of Registrant	*
(d)	Investment Advisory Agreement, dated January 15, 1986, between the Registrant and Nicholas Company, Inc	*
(g)	Custodian Agreement, dated January 15, 1986, between the Registrant and U.S. Bank N.A. formerly known as Firstar Trust Company	*
(i)	Opinion of Michael Best & Friedrich LLP, counsel to the Registrant, concerning the legality of Registrant’s common stock, including consent to the use thereof.	**
(j)	Independent Auditors' Consent.	**
(p)	Code of Ethics of Nicholas Income Fund, Inc.	*
(p.1)	Nicholas Company, Inc. Code of Ethics and Insider Trading Policy	*
	Power of Attorney	**

* Incorporated by reference to previous filings with the Securities and Exchange Commission.

** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Nicholas Income Fund, Inc., a corporation organized and existing under the laws of the State of Maryland, hereby certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the th day of April, 2003.

NICHOLAS INCOME FUND, INC.

By:

/s/ Jeffrey T. May*

Jeffrey T. May, Senior Vice President,

Treasurer and Principal Financial

and Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 2003.

/s/ Albert O. Nicholas*             President (Principal Executive

Albert O. Nicholas Officer),     and Director

/s/ Robert H. Bock*                     Director

Robert H. Bock

/s/ Jay H. Robertson*                 Director

Jay H. Robertson

* By:                                                                                     /s/ Jeffrey T. May

Jeffrey T. May,

Individually and as Attorney-in-Fact

for the above officers and directors

LIST OF CONSENTS

1. Consent of Michael Best & Friedrich LLP

(filed herewith and included in Exhibit (i))

2. Independent Auditors' Consent

(filed herewith and included as Exhibit (j))

EXHIBIT NO. (i)

Opinion of Michael Best & Friedrich LLP,

counsel to the Registrant, concerning the

legality of the registrant's common stock,

including the consent to the use thereof.

EXHIBIT NO. (j)

Independent Auditors' Consent.

EXHIBIT

Power of Attorney.